UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction	000-10685 (Commission File Number)	20-0362426 (IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):\

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.001 par value	MDWT	NADSAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 15, 2021, Midwest Holding Inc. (the “Company”) posted to its website a stakeholder letter (the “Stakeholder Letter”) that management intends to use from time to time about the Company’s operations and performance and on March 16, 2021, the Company filed a Form 8-K containing a copy of the Stakeholder Letter.

Management of the Company desires to include a new format of the Stakeholder Letter with easier to read formatting and tables, and as a result, the Company is filing this Form 8-K/A with an updated copy of the Stakeholder Letter attached as Exhibit 99.1, which Stakeholder Letter is also available on the Company’s website at www.midwestholding.com.

The information contained in the Stakeholder Letter is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Stakeholder Letter speaks as of the date of this Current Report on Form 8-K/A. While the Company may elect to update the Stakeholder Letter in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K/A, the Company specifically disclaims any obligation to do so.

The information in this Current Report on Form 8-K/A furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K/A and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K/A, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1	Stakeholder Letter dated March 15, 2021.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 26, 2021.

MIDWEST HOLDING INC.

By:	/s/ Mark A. Oliver
Name: Mark A. Oliver
Title: President

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stakeholder Letter dated March 15, 2021.

4